Exhibit 10.19

FIRST AMENDMENT TO SUBORDINATION AGREEMENT

This First Amendment to Subordination Agreement (this “Amendment”), dated as of November 13, 2014, is made and entered into by and among BANK OF AMERICA, N.A., a national banking association (“Senior Creditor”), RICHARD J. KURTZ (“Junior Creditor”), and LAPOLLA INDUSTRIES, INC., a Delaware corporation (“Borrower”).

Background

A. Senior Creditor, Junior Creditor, and Borrower are parties to that certain Subordination Agreement, dated as of April 16, 2012 (the “Subordination Agreement”).

B. Junior Creditor intends to make additional subordinated loans to Borrower, and the parties hereto desire to amend the Subordination Agreement upon the terms and subject to the conditions set forth herein.

Agreement

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Subordination Agreement.

Section 2. Amendments to the Subordination Agreement.

a. Section 1 of the Subordination Agreement is hereby amended by deleting the definitions of “Junior Note,” “Junior Obligations,” and “Senior Loan Agreement” therefrom in their entirety and substituting the following, respectively, in lieu thereof:

“‘Junior Notes’ means (i) that certain promissory note, dated as of the Effective Date, executed and delivered by Borrower, payable to the order of Junior Creditor, in the original principal amount of $1,300,000, (ii) that certain promissory note, dated as of November 13, 2014, executed and delivered by Borrower, payable to the order of Junior Creditor, in the original principal amount of $250,000, and (iii) any other promissory note, executed and delivered by Borrower, payable to the order of Junior Creditor, to which Senior Creditor has consented, as modified, amended, restated from time to time in accordance with the requirements hereof, and ‘Junior Note’ means any of them.”

“‘Junior Obligations’ means any and all indebtedness and obligations of Borrower to Junior Creditor, including, without limitation, all principal, accrued interest (including, without limitation, any interest accruing thereon after the commencement of any Proceeding and any interest that would have accrued thereon but for the commencement of such Proceeding), costs, fees, and expenses, and any and all other obligations for the payment of money now or hereafter owed by Borrower to Junior Creditor, including, without limitation, those under the Junior Notes, provided, that ‘Junior Obligations’ shall not include any compensation received by Junior Creditor as an employee of Borrower.”

“‘Senior Credit Agreement’ means that certain Loan and Security Agreement, dated as of August 31, 2010, between Borrower and Senior Creditor as the same has been and may be amended, restated, supplemented, or otherwise modified from time to time.”

b. Section 2(a) of the Subordination Agreement is hereby amended by such section in its entirety and substituting the following in lieu thereof:

“(a) No payments of any kind (whether principal, accrued interest, or otherwise) may be made on account of the Junior Obligations, or demanded, received, or retained by Junior Creditor on account of the Junior Obligations.”

c. Section 2(c) of the Subordination Agreement is hereby deleted in its entirety.

d. Section 10 of the Subordination Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting the following in lieu thereof:

“The Junior Obligations may not be modified or amended to (a) increase the interest rate under any Junior Note, (b) shorten the principal amortization or the maturity under any Junior Note, (c) increase the principal under any Junior Note, or add any other payment obligations, without the prior, written consent of Senior Creditor.”

e. Section 16(c) of the Subordination Agreement is hereby amended by deleting the copy address therefrom and substituting the following in lieu thereof:

“with copies (which shall not constitute notice) to:

K&L Gates, LLP
1717 Main Street, Suite 2800
Dallas, Texas 75201
Attention: David Weitman and Elizabeth Helm
E-mail: david.weitman@klgates.com and elizabeth.helm@klgates.com

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Senior Creditor:

(a) The representations and warranties contained herein and in the Subordination Agreement shall be true and correct as of the date hereof as if made on the date hereof; and

(b) Senior Creditor, Junior Creditor, and Borrower shall have executed and delivered this Amendment.

Section 4. Representations and Warranties. Junior Creditor represents to Senior Creditor that (i) the execution, delivery and performance of this Amendment will not violate any agreement to which Junior Creditor is a party, including any documents in connection with or in respect of New Subordinated Term Debt (as defined in the Senior Credit Agreement); (ii) the Subordination Agreement, as amended hereby, constitutes a legal, valid and binding obligation of Junior Creditor, enforceable against him in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (iii) the representations and warranties contained in the Subordination Agreement as amended hereby are true and correct on and as of the date hereof as though made on and as of the date hereof; (iv) no default has occurred and is continuing under the Subordination Agreement or under any agreement to which Junior Creditor is a party in respect of the New Subordinated Term Debt; and (v) Junior Creditor is in full compliance with all covenants and agreements contained in the Subordination Agreement, as amended hereby.

Section 5. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Subordination Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Subordination Agreement are ratified and confirmed and shall continue in full force and effect. The Subordination Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

Section 6. Reference to the Subordination Agreement. Each of the documents related to the Senior Debt and each of the documents related to the Subordinated Debt now or hereafter executed and delivered pursuant to the terms thereof, are hereby amended so that any reference in such documents to the Subordination Agreement shall mean a reference to the Subordination Agreement as amended hereby.

Section 7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 9. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

Section 10. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives.

Section 11. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. A telecopy or electronically-delivered copy of any such executed counterpart shall be deemed valid as an original

Section 12. Effect of Waiver. No consent or waiver, express or implied, by Senior Creditor to or for any breach of or deviation from any covenant, condition or duty by Junior Creditor, shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

Section 13. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 14. ENTIRE AGREEMENT. THIS AMENDMENT AND THE SUBORDINATION AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN SENIOR CREDITOR AND JUNIOR CREDITOR IN RESPECT OF THE SUBJECT MATTER OF THE SUBORDINATION AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally blank; signature pages follow.]

EXECUTED as of the date first written above.

BANK OF AMERICA, N.A.

By: /s/ H. Michael Wills, SVP

Name: H. Michael Wills

Title: Senior Vice President

/s/ Richard J. Kurtz

RICHARD J. KURTZ

LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP

Name: Michael T. Adams

Title: Executive Vice President